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                                                                    EXHIBIT 24.1

                              FIRSTAR CORPORATION
                               POWER OF ATTORNEY


         We, the undersigned directors and officers of Firstar Corporation, appoint Jerry A. Grundhofer, David M. Moffett and Jennie P. Carlson, or any of them, our true and lawful attorneys and agents, to do any and all acts and things in our names, and on our behalf in our capacities as directors and officers, which said attorneys and agents, or each of them, deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with a Registration Statement on Form S-3 to be filed for the registration of Debt in an aggregate initial principal amount of $1,000,000,000, including, without limitation, power and authority to sign for us, or any of us, in our names in the capacities indicated below, any and all amendments to such Registration Statement, and we ratify and confirm all that said attorneys and agents, or each of them, does or causes to be done by virtue of their power.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Power of Attorney has been signed by the following persons as of the 9th day of March, 1999, in the capacities indicated:

          SIGNATURE                                     TITLE
          ---------                                     -----
/s/ Jerry A. Grundhofer                  President & Chief Executive Officer
------------------------------
Jerry A. Grundhofer


/s/ Roger L. Fitzsimonds                 Chairman of the Board
------------------------------
Roger L. Fitzsimonds


/s/ David M. Moffett                     Vice Chairman & Chief Financial Officer
------------------------------
David M. Moffett


/s/ Paul M. Baker                        Director
------------------------------
Paul M. Baker

/s/ Michael E. Batten                    Director
------------------------------
Michael E. Batten


/s/ James R. Bridgeland, Jr.             Director
------------------------------
James R. Bridgeland, Jr.


/s/ Laurance L. Browning, Jr.            Director
------------------------------
Laurance L. Browning, Jr.


/s/ Robert C. Buchanan                   Director
------------------------------
Robert C. Buchanan

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/s/ Victoria B. Buyniski                     Director
---------------------------------
Victoria B. Buyniski


/s/ Samuel M. Cassidy, III                   Director
---------------------------------
Samuel M. Cassidy, III


/s/ George M. Chester. Jr.                   Director
---------------------------------
George M. Chester. Jr.


/s/ V. Anderson Coombe                       Director
---------------------------------
V. Anderson Coombe


/s/ John C. Dannemiller                      Director
---------------------------------
John C. Dannemiller


/s/ James L. Forbes                          Director
---------------------------------
James L. Forbes


/s/ David B. Garvin                          Director
---------------------------------
David B. Garvin


/s/ J.P. Hayden, Jr.                         Director
---------------------------------
J.P. Hayden, Jr.


/s/ Joe F. Hladky                            Director
---------------------------------
Joe F. Hladky


/s/ Roger L. Howe                            Director
---------------------------------
Roger L. Howe


/s/ Thomas J. Klinedinst, Jr.                Director
---------------------------------
Thomas J. Klinedinst, Jr.


/s/ William H. Lacy                          Director
---------------------------------
William H. Lacy


/s/ Sheldon B. Lubar                         Director
---------------------------------
Sheldon B. Lubar


/s/ Kenneth P. Manning                       Director
---------------------------------
Kenneth P. Manning


/s/ Daniel F. McKeitban, Jr.                 Director
---------------------------------
Daniel F. McKeitban, Jr.
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/s/ Charles S. Mechem, Jr.                   Director
----------------------------------
Charles S. Mechem, Jr.


/s/ Daniel J. Meyer                          Director
----------------------------------
Daniel J. Meyer


/s/ David B. O'Maley                         Director
----------------------------------
David B. O'Maley


/s/ Robert J. O'Toole                        Director
----------------------------------
Robert J. O'Toole


/s/ O'dell M. Owens, M.D.                    Director
----------------------------------
O'dell M. Owens, M.D.


/s/ Thomas E. Petry                          Director
----------------------------------
Thomas E. Petry


/s/ Judith D. Pyle                           Director
----------------------------------
Judith D. Pyle


/s/ John J. Stollenwerk                      Director
----------------------------------
John J. Stollenwerk


/s/ Oliver W. Waddell                        Director
----------------------------------
Oliver W. Waddell


/s/ William W. Wirtz                         Director
----------------------------------
William W. Wirtz